SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 19, 2006

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

            0-23282                                  04-2814586
   (Commission File Number)              (I.R.S. Employer Identification No.)


             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 271-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Today NMS Communications Corporation (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to its entirety.


ITEM 7.01. REGULATION FD DISCLOSURE

Today the Company issued a press release announcing its financial results for the quarter ended March 31, 2006. The press release includes information regarding its forward-looking statements relating to 2006. Exhibit 99.1 sets forth the text of the Company's announcement.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit
Number          Title
-------         -----

99.1            Press release issued by NMS Communications Corporation on April
                19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        NMS COMMUNICATIONS CORPORATION


April 19, 2006          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

April 19, 2006          By:    /s/ HERB SHUMWAY
                              ==================================================
                              Name: Herb Shumway
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit                                                              Sequential
Number          Description                                          Page Number
-------         -----------                                          -----------

99.1            Press release issued by NMS Communications               4
                Corporation on April 19, 2006.